U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A


         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 { X }

                         Pre-Effective Amendment No. __


                         Post-Effective Amendment No. 3


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 {X}


                                 Amendment No. 5


                        (Check appropriate box or boxes)

                            HUSSMAN INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                       3525 Ellicott Mills Drive, Suite B
                          Ellicott City, Maryland 21043
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, including Area Code: (410) 750-3900

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):


/   /  immediately  upon filing  pursuant to paragraph (b)
/ X /  on November 1, 2002 pursuant to paragraph (b)
/   /  60 days after filing pursuant to paragraph (a)(1)
/   /  on (date) pursuant to paragraph (a)(1)
/   /  75 days after filing pursuant to paragraph (a)(2)
/   /  on (date) pursuant to paragraph (a)(2) of Rule 485(b)


If appropriate, check the following box:

/   /  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                           [GRAPHIC OMITTED] HUSSMAN
                             STRATEGIC GROWTH FUND


             For Investors Seeking Long-Term Capital Appreciation,
                with Added Emphasis on Protection of Capital in
                         Unfavorable Market Conditions



                               [GRAPHIC OMITTED]



         HUSSMAN INVESTMENT TRUST           PROSPECTUS: November 1, 2002


   For information or assistance in opening an account, please call toll-free
                         1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.



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TABLE OF CONTENTS
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Risk/Return Summary ................................................  1
Fees and Expenses ..................................................  5

Investment Objective, Strategies and Related Risks .................  6

Fund Management .................................................... 12
How the Fund Values Its Shares ..................................... 13
How to Buy Shares .................................................. 14

How to Exchange Shares ............................................. 17

How to Redeem Shares ............................................... 18
Dividends, Distributions and Taxes ................................. 21
Financial Highlights ............................................... 22
Customer Privacy Policy ............................................ 23

For More Information ............................................... Back Cover


                    John  P.   Hussman,   Ph.D.  is  the  president  of  Hussman
                    Econometrics  Advisors,  Inc. and the  portfolio  manager of
[GRAPHIC OMITTED]   Hussman Strategic Growth Fund. Previously, Dr. Hussman was a
                    professor at the University of Michigan, where he taught courses in Financial Markets, Banking, and International
                    Finance.  He  holds  a  Ph.D.  in  Economics  from  Stanford
                    University.  He also  holds a B.A.  in  Economics,  Phi Beta
                    Kappa, and an M.S. in Education and Social Policy from Northwestern University.

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RISK/RETURN SUMMARY
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WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


     HUSSMAN   STRATEGIC  GROWTH  FUND  seeks  to  provide   long-term   capital
appreciation,   with  added   emphasis  on  the  protection  of  capital  during
unfavorable market conditions.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund is designed for investors who want to participate in the stock market while still being protected during unfavorable market climates. The Fund's portfolio will typically be fully invested in common stocks favored by Hussman Econometrics Advisors, Inc., the Fund's investment manager, except for modest cash balances that arise due to the day-to-day management of the portfolio. When market conditions are favorable in the view of the investment manager, the Fund may use options to increase its investment exposure to the market. When conditions are viewed as unfavorable, the Fund may use options and index futures to reduce its exposure to market fluctuations.

     Based on historical evidence, the investment manager believes that market return/risk characteristics differ significantly across market conditions. The two most important dimensions considered by the investment manager are "valuation" and "trend uniformity". Favorable valuation means that stock prices appear reasonable in view of the stream of earnings, dividends, revenues and cash flows expected in the future. Favorable trend uniformity means that price trends are generally advancing across a wide range of securities and industry groups, including large-capitalization stocks, small-capitalization stocks, corporate bonds, Treasury securities, utility stocks, and so forth. Historically, different combinations of valuation and trend uniformity have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager intends to intentionally "leverage" or increase the stock market exposure of the Fund in environments where the return from market risk is expected to be high, and to reduce or "hedge" the exposure of the Fund in environments where the return from market risk is expected to be unfavorable.

     Specific strategies for "leveraging" or increasing stock market exposure include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The maximum position of the Fund in stocks, either directly through purchases of stock or indirectly through option positions, will be limited to 150% of its net assets. This means that the value of the underlying positions represented by options will be limited to 50% of the value of the Fund's net assets at the time of investment.


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RISK/RETURN SUMMARY (CONTINUED)
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     Specific  strategies  for reducing or  "hedging"  market  exposure  include buying put options on individual stocks or market indices, writing covered call options on stocks which the Fund owns or call options on market indices, and establishing short futures positions on one or more market indices correlated with the Fund's portfolio. The total notional value of such positions is not expected to exceed the value of stocks owned by the Fund, so the most defensive position expected by the Fund will be a "fully hedged" position in which long and short positions are of equal size.

     In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuation and/or trend strength. An important factor is the relationship between current price and the present value of expected future cash flows or dividends. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth rates. The analysis of market activity includes measurements of price strength and unusual trading volume. The investment manager believes that strength in these measures is often followed by favorable earnings surprises above consensus estimates.


     The choice of market indices used for hedging will be based on a consideration of the securities held by the portfolio from time to time, and the liquidity of the futures and options on such indices. The Russell 2000 Index, representing roughly two-thirds of the actively traded stocks in the United States, has historically been most closely correlated with Hussman's stock selection approach. This index includes stocks with market capitalizations between about $128 million and $1.3 billion. The investment manager does not, however, specifically restrict the selection of stocks to companies with capitalizations in this range.


WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The principal risks of the Fund are the risks generally associated with investing in stocks. Stock market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in the overall stock market and in the specific securities held by the Fund. The market values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic conditions.


     The success of the Fund's investment strategy depends largely on the investment manager's skill in assessing the potential of the securities in which the Fund invests. Also, because the Fund's investment position at any given time will range


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RISK/RETURN SUMMARY (CONTINUED)
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from aggressive to defensive depending on the investment  manager's current view of the overall climate of the stock market, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as "tracking risk." For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. Alternatively, if the Fund has leveraged its portfolio in a climate which has historically been favorable for stocks, a market decline will magnify the Fund's investment losses. When the Fund is in its most aggressive position, the share price of the Fund could be expected to fluctuate as much as 11/2 times as much as if the Fund had not leveraged its portfolio.


     The techniques that will be used by the Fund to hedge its portfolio are generally considered by the investment manager to be conservative strategies, but involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund's stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains. When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged.

     Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?


     The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the Fund's performance for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare with those of broad measures of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                [GRAPHIC OMITTED]           2001
                                            ----
                                           14.67%

The Fund's year-to-date return through September 30, 2002 is 13.90%.

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                                                                               3
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RISK/RETURN SUMMARY (CONTINUED)
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     During the period shown in the bar chart,  the highest return for a quarter was 6.79% during the quarter ended March 31, 2001 and the lowest return for a quarter was -1.85% during the quarter ended June 30, 2001.

     The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

     The table below shows how the Fund's average annual total returns compare with those of the Russell 2000 Index and the Standard & Poor's 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    ONE       SINCE INCEPTION(1)
                                                    YEAR        (JULY 24, 2000)
================================================================================
HUSSMAN STRATEGIC GROWTH  FUND
  Return Before Taxes                              14.67%           22.23%
  Return After Taxes on Distributions               9.94%           18.71%
  Return After Taxes on Distributions
    and Sale of Fund Shares                         8.81%           16.10%

RUSSELL 2000 INDEX(2) (reflects no
    deduction for fees, expenses, or taxes)         2.49%           -2.07%

STANDARD & POOR'S 500 INDEX (3) (reflects no
    deduction for fees, expenses, or taxes)       -11.89%          -14.48%

(1)  Annualized.

(2) The Russell 2000 Index, representing approximately 8% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market).

(3) The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks, and is presented for comparison purposes only.


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FEES AND EXPENSES
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     This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES (fees paid directly from your investment)
  Maximum Sales Charge (Load) Imposed on Purchases                      None
  Maximum Contingent Deferred Sales Charge (Load)                       None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends           None
  Redemption Fee (as a percentage of the amount redeemed)             1.5%(1)(2)

  Exchange Fee                                                          None


  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

  Management Fees                                                       1.25%
  Previously Waived/Reimbursed Management Fees
   and Expenses Recouped by the Investment Manager(3)                    .17%
  Distribution (12b-1) Fees                                             None

  Other Expenses                                                         .62%
  Total Annual Fund Operating Expenses                                  2.04%
  Less Management Fee Waivers (3)                                       (.04%)

  Net Expenses                                                          2.00%

(1) The redemption fee is imposed only on redemptions of shares within six months of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) The investment manager has contractually agreed to waive a portion of its management fees or reimburse a portion of the Fund's operating expenses until at least December 31, 2002 to the extent necessary to limit the Fund's ordinary operating expenses to an amount not exceeding 2.00% of the Fund's average daily net assets per annum. Management fee waivers and expense reimbursements by the investment manager are generally subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed 2.00% per annum. As of the date of this Prospectus, the investment manager has been fully repaid for all fee waivers and expenses absorbed.


EXAMPLE:
     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1           3          5          10
                      Year       Years      Years       Years
                      $203        $627     $1,078      $2,327


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                                                                               5
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INVESTMENT OBJECTIVE, STRATEGIES AND
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RELATED RISKS
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INVESTMENT OBJECTIVE


     The Fund seeks to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.


PORTFOLIO MANAGEMENT PROCESS

SECURITY SELECTION

     Individual stocks are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ System. The investment manager's investment process involves an analysis of a company's "fundamentals" - revenues, earnings, cash-flows, dividends, and balance sheet information - coupled with an analysis of price trends and trading volume.

     The investment manager's selection model generally seeks securities which display one or more of the following: 1) favorable valuation, meaning a price which is attractive relative to revenues, earnings, cash-flows and dividends expected in the future, 2) positive "surprises" in earnings and expected future growth rates estimated by Wall Street analysts, and 3) favorable market action as measured by price strength and trading volume.

     The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. More importantly, such surprises are often preceded by price strength. So in addition to using fundamental research on earnings and valuation, the investment manager relies on proprietary statistical methods to infer as much information as possible from the behavior of individual stock prices. Stated simply, these statistical methods attempt to "filter" information from volatile price behavior in the similar way that a radio isolates a signal from noisy airwaves.

     The focus of this approach is to buy securities of quality companies exhibiting attractive valuation, as well as price and volume behavior which conveys favorable information about future earnings surprises.

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INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
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MARKET CLIMATE

     Some risks are more rewarding than others. Rather than exposing the Fund to stock market risk at all times, the investment manager attempts to limit the risk of major capital loss during historically unfavorable market conditions. In conditions which the investment manager identifies as involving high risk and low expected return, the Fund's portfolio will be hedged by using stock index futures, options on stock indices or options on individual securities. Under extremely negative market conditions, the Fund's portfolio may be fully hedged. The Fund will typically be fully invested or leveraged when the investment manager identifies conditions in which stocks have historically been rewarding investments.

     The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by Hussman. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.

     The  investment   manager's   approach  combines   "valuation"  and  "trend
uniformity" to define investment conditions. Favorable valuation means that stock prices appear reasonable in view of the stream of earnings, dividends, revenues and cash flows expected in the future. Favorable trend uniformity means that price trends are generally advancing across a wide range of securities and industry groups, including large-capitalization stocks, small-capitalization stocks, corporate bonds, Treasury securities, utility stocks, and so forth.

     Each  unique  combination  of  valuation  and trend  uniformity  conditions produces a specific "Market Climate", with its own average historical characteristics of expected return and risk. The intent of the Fund is not to "predict" market direction. All of the Market Climates defined by the investment manager may experience short-term returns which are both positive and negative. Rather, the intent of the Fund is to accept those investment risks which are likely to be compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

     The investment manager believes that the strongest returns will emerge when both valuations and trend uniformity conditions are extremely favorable. On a historical basis, much of the lowest risk, highest return performance of the market has been associated with these conditions. Accordingly, this is typically a climate in which the Fund will establish an aggressive investment

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                                                                               7
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INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
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position,  possibly  including the use of leverage.  Although  historical  stock market returns in this climate have been above the norm, on average, it is possible that returns in this climate may be negative during any particular period. The use of leverage during such a period could lead to a greater loss than if the Fund had not leveraged.


     In contrast, the investment manager believes that the most severe market losses will emerge when both valuations and trend uniformity are unfavorable. The historical frequency of such negative Market Climates is quite low, occurring about 25% of the time. But when both valuations and trend uniformity conditions have been unfavorable, the stock market has historically generated poor returns, on average. Even so, it is possible that returns in this climate may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.


     Hedging and leverage may be used to a lesser extent during intermediate Market Climates where either valuation or trend uniformity is favorable and the other is unfavorable. When stock valuations have been unfavorably high but trend uniformity has been favorable, stocks have historically generated above-average returns. In this climate, the Fund may partially hedge its portfolio, but will generally maintain a positive market position overall. While actual returns will vary depending on the specific stocks held by the Fund, a "positive market position" means a portfolio which would be expected to benefit from a general advance in the stock market. When valuations have been favorable but trend uniformity has been unfavorable, stocks have historically generated positive but more moderate returns. In this climate, the Fund may be fully or partially hedged, and may attempt to increase stock market exposure by leveraging in response to general price declines.


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

INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

     Here are the general characteristics of the basic Market Climates as defined by the investment manager, based on historical market data, and the general investing approaches for the Fund which correspond to those climates:

                                     TREND UNIFORMITY
                      FAVORABLE                           UNFAVORABLE
             ------------------------------------------------------------------
               Very High Expected Return              Average Expected Return

               Relatively Low Risk of Loss            Considerable Risk of Loss
   FAVORABLE
V              Modest Volatility                      Very High Volatility
A
L              Emphasize aggressive opportunities     Increase market exposure
U              for capital appreciation               moderately on declines
A            ------------------------------------------------------------------
T              Above Average Expected Return          Negative Expected Return
I
O              Modest Risk of Loss                    Extreme Risk of Loss
N
  UNFAVORABLE  Modest Volatility                      High Volatility

               Maintain a generally                   Emphasize protection
               positive market position               of capital
             ------------------------------------------------------------------

INVESTMENT PRACTICES AND RISKS

     A brief description of the principal investment strategies that the Fund may employ and the principal risks associated with these strategies is provided below. Because of the types of securities in which the Fund invests and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. While the investment manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

o STOCK INVESTMENT RISKS. Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change drastically. This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's investment securities and other assets change. Not all stock prices change uniformly or at

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                                                                               9
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INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

     the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

     The success of the Fund's investment strategy depends largely on the investment manager's skill in analyzing and selecting securities for purchase and sale and the accuracy and appropriateness of the models utilized by the investment manager in determining which securities to purchase and in determining whether to leverage or hedge the Fund's portfolio.

o DERIVATIVE INSTRUMENTS. The Fund may sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on individual securities. These are all referred to as "derivative" instruments, since their values are based on ("derived from") the values of other securities.

     A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines, and earns a negative return if the stock index advances. The primary use of stock index futures by the Fund will be to hedge the Fund's stock portfolio against potential market declines. The term "hedging" refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

     A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to purchase call options on stocks which the Fund seeks to own, and to write call options on stocks which are owned by the Fund but are not expected to advance significantly over the short term. Call options may also be written on market indices for the purpose of hedging market risk. The expected use of put options by the Fund will generally be to purchase put options on market indices for the purpose of hedging market risk, and to write put options as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.

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

INVESTMENT OBJECTIVE, STRATEGIES AND
--------------------------------------------------------------------------------
RELATED RISKS (CONTINUED)
--------------------------------------------------------------------------------

     The Fund will adhere to specific limitations on its use of derivatives. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the total ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of net assets. This means that the value of the underlying positions represented by options and futures will be limited to 50% of the value of the Fund's net assets at the time of investment. Thus, when the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate as much as 11/2 times as much as if the Fund had not leveraged its portfolio. The most defensive stance expected to be taken by the Fund will be a "fully hedged" position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options will not significantly exceed the value of the stock portfolio owned by the Fund.

     The percentage limitations on the use of derivative instruments set forth above applies at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of the Fund will not constitute a violation of such limitations.

     Derivative instruments can be volatile. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. The Fund could also experience losses if the indices underlying its futures and options positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or future becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the underlying security.


o PORTFOLIO TURNOVER. The Fund's trading in some stocks may be relatively short-term, meaning that the Fund may buy a security and sell it a short period of time thereafter to realize gains, if it is believed that an alternative investment may provide greater future growth. This activity will increase the portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders, which would reduce the after-tax return of the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER


     Hussman Econometrics Advisors, Inc. ("Hussman"), 3525 Ellicott Mills Drive, Ellicott City, Maryland 21043, serves as the investment adviser to the Fund. Hussman is a registered investment adviser that manages more than $450 million in assets as of the date of this Prospectus. John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman since October 1992. Dr. Hussman also serves as the President of Hussman Investment Trust and portfolio manager of the Fund. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan. His academic research has focused on financial market efficiency and information economics. Subject to the Fund's investment objectives and strategies, Dr. Hussman makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program.

     For its services, the Fund pays Hussman an investment advisory fee computed at the annual rate of 1.25% of the first $250 million of average daily net assets of the Fund, 1.15% of the next $250 million of such assets, 1.05% of the next $500 million of such assets, and 0.95% of such assets over $1 billion. Prior to June 4, 2002, at which time the Fund's Investment Advisory Agreement was amended to incorporate the foregoing fee schedule, the Fund paid Hussman an investment advisory fee at the annual rate of 1.25% of the Fund's average daily net assets. The investment advisory fee paid by the Fund is higher than those paid by most other mutual funds.

     Hussman has agreed, until at least December 31, 2002, to waive its investment advisory fees and to reimburse Fund expenses to the extent necessary to limit the Fund's aggregate annual ordinary operating expenses to 2% of its average daily net assets. Any such fee waivers by Hussman through December 31, 2002 or thereafter, or payments or reimbursements of expenses by Hussman which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

     The aggregate fee paid to Hussman for the fiscal year ended June 30, 2002, including repayments of fee waivers and expense reimbursements, was equal to 1.38% of the Fund's average daily net assets.


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

--------------------------------------------------------------------------------

FUND MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

THE ADMINISTRATOR

     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

     The Statement of Additional Information has more detailed information about Hussman and other service providers to the Fund.

--------------------------------------------------------------------------------

HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations, or, if market quotations are not readily available, at their fair values as determined under procedures adopted by the Fund's Board of Trustees.

     Your order to purchase or redeem shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW TO BUY SHARES
--------------------------------------------------------------------------------

     The Fund is a no-load Fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund's NAV per share next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

     The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.


MINIMUM INITIAL INVESTMENT

     The minimum initial investment in the Fund is $1,000, except an IRA or a gift to minors, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts and direct deposit accounts.


OPENING AN ACCOUNT

     An account may be opened by mail or bank wire, as follows:

     BY MAIL. To open a new account by mail:

o    Complete and sign the account application.

o    Enclose a check payable to the Hussman Strategic Growth Fund.

o Mail the application and the check to the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") at the following address:


                     Hussman Strategic Growth Fund
                     c/o Ultimus Fund Solutions, LLC
                     P.O. Box 46707
                     Cincinnati, Ohio 45246-0707

     When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.


     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account

--------------------------------------------------------------------------------
14   HUSSMAN STRATEGIC GROWTH FUND          |  [GRAPHIC OMITTED]  (800) HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:


         U.S. Bank, N.A.
         ABA # 042000013
         Attention: Hussman Strategic Growth Fund
         Credit Account # 821663168
         Account Name _________________
         For Account # _________________

     An order is considered received when U.S. Bank, N.A., the Fund's custodian (the "Custodian"), receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.


     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS


     Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:

o By sending a check, made payable to the Fund, to the Hussman Strategic Growth Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.


o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o    Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.


     BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of the transfer order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.


     ACH may be used to make direct deposits into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN


     You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.


PURCHASES IN KIND

     The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of Hussman based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which Hussman may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's NAV.

--------------------------------------------------------------------------------
16   HUSSMAN STRATEGIC GROWTH FUND          |  [GRAPHIC OMITTED]  (800) HUSSMAN

--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

     Shares of the Fund and shares of the Hussman Strategic Total Return Fund may be exchanged for each other. Before making an exchange into the Hussman Strategic Total Return Fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past six months (see "How to Redeem Shares). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

     Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:

o    Your name and telephone number

o    The exact name of your account and account number

o    Taxpayer identification number (usually your Social Security number)

o    Dollar value or number of shares to be exchanged

o    The name of the fund from which the exchange is to be made

o    The name of the fund into which the exchange is being made

     The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

     The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.


     SIGNATURES. If you request a redemption of shares having a value of $25,000 or more, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.


     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.


     BY TELEPHONE. You may also redeem shares having a value of less than $25,000 by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.


     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, proceeds of $100 or more may be transferred by ACH, and pro-

--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES (CONTINUED)
--------------------------------------------------------------------------------

ceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.


     THROUGH  YOUR  BROKER OR  FINANCIAL  INSTITUTION.  You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.


RECEIVING PAYMENT

     The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

REDEMPTION FEE

     A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within six months of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.


MINIMUM ACCOUNT BALANCE

     Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.


AUTOMATIC WITHDRAWAL PLAN

     If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

     The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

--------------------------------------------------------------------------------
20   HUSSMAN STRATEGIC GROWTH FUND          |  [GRAPHIC OMITTED]  (800) HUSSMAN

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.


     The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

     Income dividends and short-term capital gains distributions are generally taxed as ordinary income. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

     The Fund's transactions in options and futures contracts are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

     When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.


     You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

     Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

     Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the year ended June 30, 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the period ended June 30, 2001 was audited by other independent public accountants.

SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH
PERIOD

                                                       YEAR        PERIOD
                                                       ENDED        ENDED
                                                     JUNE 30,      JUNE 30,
                                                       2002        2001(a)
                                                    ---------     --------


Net asset value at beginning of period ......  $       12.20   $      10.00
                                                ------------    -----------
Income from investment operations:
  Net investment income (loss) ..............          (0.04)         (0.04)
Net realized and unrealized gains on
 investments and options ....................           2.52           2.23
                                                ------------    -----------
Total from investment operations ............           2.48           2.19
                                                ------------    -----------

Distributions from net realized gains .......          (1.35)           --
                                                ------------    -----------

Proceeds from redemption fees collected .....           0.01           0.01
                                                ------------    -----------

Net asset value at end of period ............  $       13.34   $      12.20
                                                ============    ===========

Total return ................................          22.24%         22.00%(b)
                                                ============    ===========


Net assets at end of period .................  $ 173,342,113   $ 20,228,104
                                                ============    ===========

Ratio of expenses to average net assets:
  Before advisory fees waived ...............           2.03%          2.36%(c)
  After advisory fees waived ................           1.99%          1.99%(c)

Ratio of net investment income (loss) to
 average net assets .........................          (0.81%)       ( 0.53%)(c)

Portfolio turnover rate .....................            199%            55%(c)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b)  Not annualized.

(c)  Annualized.


--------------------------------------------------------------------------------
22   HUSSMAN STRATEGIC GROWTH FUND          |  [GRAPHIC OMITTED]  (800) HUSSMAN

--------------------------------------------------------------------------------

CUSTOMER PRIVACY POLICY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

     In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

     We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

     To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

     We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

     WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

     We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

     We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

     This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

     This privacy policy notice is for Hussman Investment Trust (the "Trust"), Hussman Econometrics Advisors, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

     IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, PLEASE CALL 1-800-HUSSMAN (1-800-487-7626) TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                       THIS PAGE INTENTIONALLY LEFT BLANK

                               INVESTMENT ADVISER
                      Hussman Econometrics Advisors, Inc.
                       3525 Ellicott Mills Drive, Suite B
                         Ellicott City, Maryland 21043




                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

                                www.hussman.net
                         1-800-HUSSMAN (1-800-487-7626)



                                   CUSTODIAN
                                  US Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202



                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                       250 East Fifth Street, 13th Floor
                             Cincinnati, Ohio 45202



                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                  [GRAPHIC OMITTED]  HUSSMAN

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

          o    Annual and Semiannual Reports

     The Fund publishes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

          o    Statement of Additional Information (SAI)

     The  SAI  provides  more  detailed   information  about  the  Fund.  It  is
     incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

                         1-800-HUSSMAN (1-800-487-7626)

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address: publicinfo@sec.gov.

                                www.hussman.net

                               [GRAPHIC OMITTED]


                    Investment Company Act File No. 811-9911

                          HUSSMAN STRATEGIC GROWTH FUND

                           An Investment Portfolio of

                            HUSSMAN INVESTMENT TRUST

                       Statement of Additional Information


                                November 1, 2002


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Growth Fund dated November 1, 2002, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Hussman Investment Trust at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).



                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................    2

NET ASSET VALUE ...........................................................   12

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   13

SPECIAL SHAREHOLDER SERVICES ..............................................   14

MANAGEMENT OF THE TRUST ...................................................   15

INVESTMENT ADVISER ........................................................   18

PORTFOLIO TRANSACTIONS ....................................................   21

OTHER SERVICE PROVIDERS ...................................................   22

GENERAL INFORMATION .......................................................   25

ADDITIONAL TAX INFORMATION ................................................   27

PERFORMANCE INFORMATION ...................................................   29

FINANCIAL STATEMENTS ......................................................   32

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                            HUSSMAN INVESTMENT TRUST
                            ------------------------


     Hussman Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. This Statement of Additional Information applies only to the Hussman Strategic Growth Fund (the "Fund"). For information on the Hussman Strategic Total Return Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.


                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE


     The Fund's objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.


                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

OPTIONS AND FUTURES

     As discussed in the Prospectus, the Fund may engage in certain transactions in options and futures contracts and options on futures contracts. The specific transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of futures and options transactions.


     REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940 (the "1940 Act") applicable to the issuance of senior securities and by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for the exemption of a mutual fund, or the investment adviser thereto, from registration as a commodity pool operator. In accordance with those restrictions, the Fund will use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the Commodities Exchange Act and regulations thereunder. As to long positions which are used as part of the Fund's investment strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.


     FUTURES AND OPTIONS TRANSACTIONS. The Fund may use futures contracts and related options for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. To the extent that there is a correlation between the Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

     The Fund may purchase call options on individual stocks and baskets of stocks to hedge against a market advance that might increase the prices of securities that the Fund is planning to acquire. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

     By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

     By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.


     The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund's portfolio to supplement the Fund's income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund's portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.


     RISKS OF FUTURES AND OPTIONS. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the Fund may be unable to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or that the Fund may need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with these transactions, or that the Fund may be unable to closed out or liquidate its hedged position. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. The Fund's current policy is to limit options and futures transactions to those described above. The Fund may purchase and write both over-the-counter and exchange traded options.

     RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment manager, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock
indices,   each  based  on  a  different  measure  of  market   performance.   A
determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

     Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

     Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

BORROWING MONEY

     Borrowing for the purpose of purchasing securities is a practice known as "leverage." This practice involves special risks and is considered a speculative investment technique. Leverage exists when the Fund incurs borrowings or other liabilities to enable it to purchase and hold investment positions in an amount that exceeds the Fund's capital base. Leverage creates the risk of magnified capital losses which occur when the additional investments purchased by using leverage decline in value because, in such cases, the Fund's losses will be greater than if it did not borrow money to purchase investments. Borrowing involves the creation of a liability that requires the Fund to pay interest.


     The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. So long as the Fund is able to realize a net return on the additional investments purchased by using leverage that is higher than the interest expense incurred, leverage will result in higher investment returns to the Fund than if the Fund were not leveraged. On the other hand, changes in securities prices could cause the relationship between the cost of leveraging and the return to change so that rates involved in the leveraging arrangement may substantially increase relative to the return on the securities in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.


     During the coming year, the Fund does not intend to borrow money for leveraging purposes, but may borrow up to 20% of its net assets to maintain necessary liquidity to make payments for redemptions of Fund shares; provided that the Fund will not purchase any additional investments while such borrowings are outstanding.

MONEY MARKET MUTUAL FUNDS

     The Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that the Fund may not acquire more than 3% of the total outstanding shares of any money market fund, and provided further that no more than 10% of the Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Notwithstanding the forgoing percentage limitations, the Fund may invest any percentage of its assets in a money market fund if immediately after such purchase not more than 3% of the total outstanding shares of such money market fund is owned by the Fund and all affiliated persons of the Fund. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.

COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

ILLIQUID SECURITIES


     The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 will not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.


     The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

     The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

     3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.


PORTFOLIO TURNOVER


     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager does not anticipate that the Fund's annual portfolio turnover rate will exceed 200%. For the fiscal periods ended June 30, 2002 and 2001, the Fund's portfolio turnover rate was 199% and 55% (annualized), respectively. The higher portfolio turnover rate during the most recent fiscal year was due primarily to unusual market volatility, coupled with changes in the relative attractiveness of many industry groups, including technology and consumer stocks. This created opportunities to purchase numerous securities when prices were depressed, and to liquidate numerous holdings at elevated prices. Also, the Fund sold a number of securities in order to realize losses to offset capital gains that would otherwise be required to be distributed to shareholders.

                                 NET ASSET VALUE

     The net asset value of the Fund is determined and the shares of the Fund are priced as of the close of trading on each day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Options traded on national securities exchanges are valued at a price between the closing bid and asked prices determined to most closely reflect market value as of the time of computation of net asset value. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.


     The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

     The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular monthly or bi-monthly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the fifteenth and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


     SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are included in the Application contained in the Prospectus or are available by calling the Fund. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by an investor upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

                          Hussman Strategic Growth Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707


     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST


     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.


     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, three of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The disinterested Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:


                                                                                                                         Number of
                                                                                                                        Portfolios
                                                                                                                          in Fund
                                                                                 Principal Occupation(s) During           Complex
                                      Length of             Position(s) Held    Past 5 Years and Directorships of      Overseen by
Name, Address and Age                 Time Served              with Trust                  Public Companies               Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:

*John P. Hussman, Ph.D. (age 40)      Since July 2000           President        Chairman, President and Treasurer of         2
3525 Ellicott Mills Drive                                      and Trustee       Hussman Econometrics Advisors, Inc.;
Ellicott City, Maryland 21043                                                    Professor of Economics and
                                                                                 International Finance at the
                                                                                 University of Michigan School of
                                                                                 Business Administration from 1992
                                                                                 until 1999

*Lee R. Baker (age 72)                Since July 2000            Trustee         Director of the Raymond F. Baker             2
3103 SW 37th Street                                                              Foundation; member of the Board of
Des Moines, Iowa 50321                                                           Governors of the Iowa State
                                                                                 University Foundation; Board member
                                                                                 of the Baker Council for Excellence
                                                                                 in Agronomy
Independent Trustees:

David C. Anderson (age 51)            Since July 2000            Trustee         Network Administrator for Hephzibah          2
916 North Oak Park Avenue                                                        Childrens Association
Oak Park, Illinois 60302                                                         (child welfare organization)

Nelson F. Freeburg, Jr. (age 50)      Since July 2000            Trustee         President and Owner of Formula               2
9320 Grove Park Cove                                                             Research, Inc. (financial newsletter
Germantown, Tennessee 38139                                                      publisher); owner of Freeburg
                                                                                 Properties LLC, Freeburg Development LLC
                                                                                 and Chicksaw Land & Investment Company

William H. Vanover (age 55)           Since July 2000            Trustee         Investment Officer for Planning              2
838 Long Lake Road, Suite 100                                                    Alternatives, Ltd. (registered
Bloomfield Hills, Michigan 48302                                                 investment adviser)




                                                          16

Executive Officers:

Robert G. Dorsey (age 45)             Since July 2000         Vice President     Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                                   Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                           Distributors, LLC; prior to March
                                                                                 1999, President of Countrywide Fund
                                                                                 Services, Inc. (mutual fund services
                                                                                 company)

Mark J. Seger (age 40)                Since July 2000           Treasurer        Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                                   Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                           Distributors, LLC; prior to March
                                                                                 1999, First Vice President of
                                                                                 Countrywide Fund Services, Inc.

John F. Splain (age 46)               Since July 2000           Secretary        Managing Director of Ultimus Fund
135 Merchant Street, Suite 230                                                   Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                           Distributors, LLC; prior to March
                                                                                 1999, First Vice President and
                                                                                 Secretary of Countrywide Fund
                                                                                 Services, Inc. and affiliated
                                                                                 companies


     * John P Hussman, Ph.D. is an affiliated person of Hussman Econometrics Advisors, Inc. (the "Adviser") and is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Lee R. Baker, by reason of his ownership of shares of the Trust, is also considered an "interested person" of the Trust.

     BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for identifying and nominating qualified individuals to serve as Trustees, and an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. Anderson, Freeburg and Vanover are the members of the Nominating Committee and the Audit Committee. The Audit Committee held two meetings during the fiscal year ended June 30, 2002. The Nominating Committee did not meet during such fiscal year. The Nominating Committee does not consider nominees recommended by shareholders of the Fund.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as June 30, 2002.

                               Dollar Range of             Aggregate Dollar
                              Fund Shares Owned     Range of Shares of All Funds
    Name of Trustee              by Trustee               Overseen by Trustee
    ----------------------------------------------------------------------------

    John P. Hussman, Ph.D        Over $100,000               Over $100,000
    Lee R. Baker                 Over $100,000               Over $100,000
    David C. Anderson            Over $100,000               Over $100,000
    Nelson F. Freeburg, Jr     $10,001--$50,000            $10,001--$50,000
    William H. Vanover         $10,001--$50,000            $10,001--$50,000

     As of October 4, 2002, the Trustees and officers of the Trust as a group owned of record or beneficially 3.25% of the outstanding shares of the Fund.

     TRUSTEE COMPENSATION. No trustee, officer or employee of the Adviser will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Adviser receives from the Trust an annual retainer of $5,000, payable quarterly, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees (except that such fee is $2,000 with respect to the annual meeting), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid by the Trust during the fiscal year ended June 30, 2002 to the Trustees:

                                                                                   Total
                            Aggregate                          Estimated        Compensation
                        Compensation Paid     Pension or         Annual       Paid for Service
                       for Service to the     Retirement      Benefits Upon   to the Trust and
Trustee                       Trust        Benefits Accrued    Retirement      Fund Complex
-------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D          None              None             None             None

David C. Anderson              $7,500            None             None             $7,500

Lee R. Baker                   $7,500            None             None             $7,500

Nelson F. Freeburg, Jr         $7,500            None             None             $7,500

William H. Vanover             $7,500            None             None             $7,500


                               INVESTMENT ADVISER


     Hussman Econometrics Advisors, Inc. (the "Adviser"), 3525 Ellicott Mills Drive, Ellicott City, Maryland 21043, serves as investment adviser to the Fund under an investment advisory agreement dated as of July 20, 2000 (the "Advisory Agreement"). The Adviser, founded in October 1992, is a registered investment adviser that manages more than $450 million in assets as of November 1, 2002. Subject to the Fund's investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program.

     For these services, the Fund pays the Adviser a monthly fee at the annual rate of 1.25% of the first $250 million of average daily net assets of the Fund, 1.15% of the next $250 million of such assets, 1.05% of the next $500 million of such assets, and 0.95% of such assets over $1 billion.

     The Adviser has contractually agreed to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 2% annually of its average net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2002. Any fee waivers or expense reimbursements by the Adviser, either before or after December 31, 2002, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

     During the fiscal year ended June 30, 2002, the fees payable to the Adviser as calculated under the Advisory Agreement were $797,310; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived $29,363 of its fees with respect to such fiscal year. During the fiscal period ended June 30, 2001 the fees payable to the Adviser as calculated under the Advisory Agreement were $163,612; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived $48,075 of its fees with respect to such fiscal period. Pursuant to the Expense Limitation Agreement, for the year ended June 30, 2002, the Adviser received $112,484 in recouped fees and expense reimbursements. As of the date of this Statement of Additional Information, the Adviser has recouped from the Fund all previous fee waivers and expense reimbursements.


     Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2003, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons (as defined in the 1940 Act) of any of these parties, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.


     The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, last approved the Advisory Agreement at a meeting of the Board of Trustees held on June 4, 2002. In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser, the reasonableness of the fees charged for those services, and whether the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser over the course of the preceding year. Both current and longer-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. At the meeting of the Board of Trustees at which continuance of the Advisory Agreement was approved, the Adviser proposed, and the Trustees approved, an amendment to the Advisory Agreement to reduce the amount of advisory fees payable to the Adviser on average daily net assets of the Fund in excess of $250 million as described above. The Adviser proposed this reduction in fees in recognition of the economies of scale expected to be achieved by the Adviser at higher asset levels. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund and its shareholders to continue the Advisory Agreement subject to the reduction in fees proposed by the Adviser.


                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, as amended, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

     While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

     Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.


     During the fiscal periods ended June 30, 2002 and 2001, the Fund paid brokerage commissions of $614,611 and $45,989, respectively. The reasons for the increase in the amount of brokerage commissions paid by the Fund during the most recent fiscal year are a substantial increase in the size of the Fund and a higher portfolio turnover rate.


                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT


     Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Trust pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").


     As Administrator, Ultimus assists in supervising all operations of the Trust (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Fund;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

     -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations;

     -- provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder);and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains shareholder records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.


     Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $17 per shareholder account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2002, Ultimus received fees of $87,417 from the Fund in its capacity as Administrator, $36,384 in its capacity as Fund Accountant, and $19,854 in its capacity as Transfer Agent. During the fiscal period ended June 30, 2001, Ultimus received fees of $22,688 from the Fund in its capacity as Administrator, $27,196 in its capacity as Fund Accountant, and $16,875 in its capacity as Transfer Agent.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2003. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, shall be renewed automatically for successive one-year periods.


     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services.

CUSTODIAN


     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as Custodian to the Trust pursuant to a Custody Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.


INDEPENDENT AUDITORS


     The Trust has selected Ernst & Young LLP, 250 East Fifth Street, 13th Floor, Cincinnati, Ohio 45202, to serve as independent auditors for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2003.


TRUST COUNSEL

     The Trust has selected Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of October 7, 2002. Charles Schwab & Co., Inc., a Delaware corporation, may be deemed to control the Fund because it owns of record more than 25% of the Fund's outstanding shares.

                                                                       Type of
Name and Address                        Shares       % Ownership      Ownership
----------------                        ------       -----------      ---------

Charles Schwab & Co., Inc.            11,408,725         35.7%         Record
101 Montgomery Street
San Francisco, CA 94104

National Investor Services Corp.       3,578,538         11.2%         Record
(for exclusive benefit of customers)
55 Water Street
New York, NY 10041

                           ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net capital gains are distributed in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitles to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness.

     Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From time to time performance information for the Fund showing its average annual total return and aggregate total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.



     Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.


     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended June 30, 2002:

                                                                Since Inception
                                                 One Year       (July 24, 2000)
                                                 --------       ---------------
Return Before Taxes                               22.24%            22.95%
Return After Taxes on Distributions               17.20%            20.30%
Return After Taxes on Distributions
     and Sale of Fund Shares                      13.15%            17.30%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period since inception (July 24, 2000) to June 30, 2002 is 49.13%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the
Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

     Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Fund dated June 30, 2002.

             [GRAPHIC OMITTED]      HUSSMAN

                             STRATEGIC GROWTH FUND



                            HUSSMAN INVESTMENT TRUST



                                  ANNUAL REPORT
                              FOR THE PERIOD ENDING
                                  JUNE 30, 2002




                                [GRAPHIC OMITTED]

             [GRAPHIC OMITTED]      HUSSMAN

                             STRATEGIC GROWTH FUND


                    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund
                                   versus the Russell 2000 Index and the Standard & Poor's 500 Index(a)

          HUSSMAN STRATEGIC GROWTH FUND                            S&P 500 INDEX                          Russell 2000 Index
          -----------------------------                            -------------                          ------------------

     7/24/2000                      10,000           7/24/2000                   10,000          7/24/2000                    10,000
     7/31/2000        0.00%         10,000           7/31/2000      -2.27%        9,773          7/31/2000      -2.64%         9,736
     8/31/2000        0.30%         10,030           8/31/2000       6.21%       10,380          8/31/2000       7.63%        10,479
     9/30/2000        3.19%         10,350           9/30/2000      -5.28%        9,832          9/30/2000      -2.94%        10,171
    10/31/2000       -3.00%         10,040          10/31/2000      -0.42%        9,790         10/31/2000      -4.46%         9,717
    11/30/2000        7.97%         10,840          11/30/2000      -7.88%        9,018         11/30/2000     -10.27%         8,719
    12/31/2000        7.38%         11,640          12/31/2000       0.49%        9,063         12/31/2000       8.59%         9,468
     1/31/2001       -3.18%         11,270           1/31/2001       3.55%        9,384          1/31/2001       5.21%         9,961
     2/28/2001        6.74%         12,030           2/28/2001      -9.12%        8,528          2/28/2001      -6.56%         9,307
     3/31/2001        3.33%         12,430           3/31/2001      -6.34%        7,988          3/31/2001      -4.89%         8,852
     4/30/2001       -1.93%         12,190           4/30/2001       7.77%        8,609          4/30/2001       7.82%         9,545
     5/31/2001        1.23%         12,340           5/31/2001       0.67%        8,667          5/31/2001       2.46%         9,779
     6/30/2001       -1.13%         12,200           6/30/2001      -2.43%        8,456          6/30/2001       3.45%        10,117
     7/31/2001        2.21%         12,470           7/31/2001      -0.98%        8,372          7/31/2001      -5.41%         9,569
     8/31/2001        2.41%         12,770           8/31/2001      -6.26%        7,848          8/31/2001      -3.23%         9,260
     9/30/2001       -1.02%         12,640           9/30/2001      -8.08%        7,215          9/30/2001     -13.46%         8,014
    10/31/2001        1.00%         12,767          10/31/2001       1.91%        7,352         10/31/2001       5.85%         8,483
    11/30/2001        3.68%         13,236          11/30/2001       7.67%        7,916         11/30/2001       7.74%         9,139
    12/31/2001        0.84%         13,348          12/31/2001       0.88%        7,985         12/31/2001       6.17%         9,703
     1/31/2002        3.69%         13,840           1/31/2002      -1.46%        7,869          1/31/2002      -1.04%         9,602
     2/28/2002        0.89%         13,963           2/28/2002      -1.93%        7,717          2/28/2002      -2.74%         9,339
     3/31/2002        3.68%         14,477           3/31/2002       3.76%        8,008          3/31/2002       8.04%        10,090
     4/30/2002        2.39%         14,823           4/30/2002      -6.06%        7,522          4/30/2002       0.91%        10,182
     5/31/2002        2.49%         15,192           5/31/2002      -0.74%        7,467          5/31/2002      -4.44%         9,730
     6/30/2002       -1.84%         14,913           6/30/2002      -7.12%        6,935          6/30/2002      -4.96%         9,247


Past performance is not predictive of future performance.

============================================
        Hussman Strategic Growth Fund
       Average Annual Total Returns(b)
      (for periods ended June 30, 2002)

       1 Year        Since Inception(c)
       ------        ------------------
       22.24%              22.95%
============================================

(a) The Russell 2000 Index contains small and medium capitalization stocks, and is generally representative of the stocks held by the Hussman Strategic Growth Fund. The S&P 500 Index is a widely followed equity benchmark and is presented for comparative purposes only. Because the Hussman Strategic Growth Fund may vary its exposure to market fluctuations, Fund returns may differ from the performance of major stock market indices.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Annualized. Initial public offering of shares was July 24, 2000.

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders                                            August 8, 2002
--------------------------------------------------------------------------------

Dear Shareholder,

     The Hussman Strategic Growth Fund performed as intended over the past year, gaining value with substantially less volatility than the overall market.

     FOR THE YEAR ENDED JUNE 30, 2002, THE FUND EARNED A TOTAL RETURN OF 22.24%. IN CONTRAST, RUSSELL 2000 INDEX FELL BY 8.59%, WHILE THE S&P 500 LOST 17.99% OF ITS VALUE. Moreover, in the face of extreme market volatility, the deepest peak-to-trough pullback in Fund value over the past year was 2.79%. This compares with peak-to-trough pullbacks deeper than 20% in both the Russell 2000 and the S&P 500.

     With the Market Climate solidly unfavorable over the past year, our intent was to hold a widely diversified portfolio of individual stocks appearing to display favorable valuation and market action, while removing the impact of market fluctuations from that portfolio. In general, the Fund held a fully invested position in favored stocks (generally over 100 individual positions) during the past year, while holding an offsetting short sale of equal size, using the Russell 2000 and S&P 100 indices.

                        INVESTMENT STRATEGY AND HEDGING

     Part of our investment discipline is to align our investment stance with the prevailing Market Climate that we identify at any point in time. This Climate may range from aggressive to defensive, depending on observable market conditions. For the most part, the Climate of the past two years has been characterized by both unfavorable valuations and unfavorable market action ("trend uniformity"), holding us to a defensive position.

     It is important to understand that the Fund does not inherently take a defensive stance toward market risk. THE HUSSMAN STRATEGIC GROWTH FUND IS A NO-LOAD, DIVERSIFIED U.S. EQUITY GROWTH FUND THAT PLACES ADDED EMPHASIS ON CAPITAL PRESERVATION IN UNFAVORABLE MARKET CONDITIONS. The Fund is not a bear fund, a hedge fund, a market-neutral fund, a value fund, nor a small-cap fund. Neither the Fund's low volatility, nor its specific profile of stock holdings, nor its relative insensitivity to market fluctuations over the past year should be interpreted as inherent characteristics of our investment approach.

--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders   (continued)
--------------------------------------------------------------------------------

     Last year, as always, we attempted to be fully invested in stocks that we believed to have favorable valuation and market action. These stocks, however, were all vulnerable to fluctuations in the overall market. Because the Market Climate was unfavorable, we attempted to remove the effect of market fluctuations from the portfolio. In practice, we achieved this by selling short the Russell 2000 and S&P 100 indices in a dollar amount equal to our holdings in favored stocks.

     When the Fund is in a fully hedged position, the returns of the Fund are driven not by overall market direction, but by the difference in performance between the stocks held by the Fund and major market indices. The potential for such differences is a source of risk, but it was also our primary source of returns last year.

     THE LOW VOLATILITY OF THE FUND DURING THE PAST YEAR REFLECTS THE APPROPRIATENESS OF OUR HEDGING APPROACH, WHILE THE OVERALL RETURN OF THE FUND REFLECTS THE FACT THAT OUR FAVORED STOCKS SUBSTANTIALLY OUTPERFORMED MAJOR MARKET INDICES (SPECIFICALLY, THE S&P 100 AND RUSSELL 2000).

     Had our stock holdings not been hedged, we estimate that they would have earned a return of just under 5% during the past year, with far greater volatility than the Fund experienced in practice. So while our favored stocks enjoyed a small gain in a generally falling market, the Fund's overall strategy contributed to a much higher return and lower volatility than we would have experienced otherwise.

     In summary, both our stock selection approach and our Market Climate approach performed as intended over the past year. In a hostile market environment, our approach emphasized the purchase of stocks appearing to display good valuation and market action, while attempting to minimize the impact of market fluctuations on the Fund's portfolio. THE PROFILE OF RETURNS AND RISKS FROM OUR INVESTMENT APPROACH WILL VARY DEPENDING ON THE MARKET CLIMATE THAT WE IDENTIFY. To the extent that the Market Climate shifts to a more favorable posture in the future, the Fund can be expected to take more market risk, and to experience greater volatility as a result. As usual, however, the reason that we take risks is that we expect those risks to be well compensated.

--------------------------------------------------------------------------------
2

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders   (continued)
--------------------------------------------------------------------------------

                               PORTFOLIO INSIGHT

     THE PORTFOLIO OF INVESTMENTS SECTION OF THIS REPORT SHOWS HOW FUND ASSETS WERE INVESTED AS OF JUNE 30, 2002. NET ASSETS OF THE FUND AMOUNTED TO $173,342,113. THE FUND HELD A DIVERSIFIED PORTFOLIO OF 120 STOCKS IN A WIDE ARRAY OF INDUSTRIES, REPRESENTING 94% OF NET ASSETS. Typically, large holdings for the Fund represent about 2% of assets, while smaller holdings represent between 0.5% and 1% of assets.

     As of June 30, 2002, the Fund also held hedge positions using put and call options on the Russell 2000 and the S&P 100 indices, both which are well correlated to the stocks that we hold.

     The put and call option contracts held by the Fund have a simple interpretation. When an investor buys a put option on a stock index, and simultaneously writes a call option having the same strike price and expiration, the combined position acts as an interest-bearing short sale on the underlying index.

     For example, with the Russell 2000 Index at 462.66 as of June 30, 2002, each call-put combination represented a short sale of 100 "shares" of the Russell 2000, and hedged $46,266 of the stocks held by the Fund. As of June 30, the dollar value covered by our hedges was equal to the dollar value of our stock holdings, keeping the Fund in a "fully hedged" position.

     Clearly, given the sharp decline in the major indices over the past year, gains from our hedges accounted for a significant portion of the Fund's performance. However, it is important to understand that these positions were not established to speculate on a falling market, nor did we rely on a falling market for our returns. Indeed, during the sharp market advance from September through December 2001, the Fund gained ground in a rising market even with a hedged position, because our favored stocks outpaced the market indices. Again, when the Fund holds a fully hedged position, its gains are not determined by the direction of the market, but by the difference in performance between our favored stocks and the major indices.

     Medical stocks were among our best performing holdings last year, including PacifiCare Health, Humana, PolyMedica and Boston Scientific. Other significant sources of strength were Dura Automotive, NBTY, Owens Illinois, and American Greetings.

--------------------------------------------------------------------------------

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders   (continued)
--------------------------------------------------------------------------------

     Although the Fund held a much smaller allocation to technology stocks than reflected in the major market indices, our minor holdings in technology still accounted for the largest losses experienced by the Fund last year. These included Intel, NVIDIA, Peregrine Systems, Flextronics, Computer Associates, Adaptec, Citrix Systems, Sun Microsystems, and Autodesk.

                                CURRENT OUTLOOK

     At present, we estimate that stocks are priced to deliver a long-term total return to investors of less than 7.8% annually. Indeed, even this figure assumes that stock valuations will remain above their historical norms into the indefinite future. While some analysts may assert that stocks are "undervalued" at present, these assertions are based on one of two assumptions: either the analyst is assuming that fundamentals such as earnings and dividends will grow at historically unprecedented rates over the long term (S&P 500 earnings growth has never substantially exceeded 6% when measured from peak-to-peak), or the analyst is assuming that investors should price stocks at levels which would deliver long-term returns of even less than 7.8%. Mathematically, there is no third possibility.

     In other words, if an investor is willing to assume that fundamentals will grow at high and unprecedented rates over the long term, or that other investors will be willing to accept low and unprecedented long-term returns into the indefinite future, then stocks may well be undervalued here. Otherwise, market valuations (based on the S&P 500 Index) currently do not represent attractive investment value.

     However, overvaluation only implies disappointing long-term returns from a buy-and-hold approach. Short-term returns are influenced strongly by a quality of market action that we call "trend uniformity." When trend uniformity has been favorable (as it was through most of the bull market advance to the year 2000 peak), valuations have historically been irrelevant, at least temporarily. So stocks may very well have speculative merit even when they do not have investment merit.

     From this perspective, I expect that a buy-and-hold approach on major stock indices is likely to produce disappointing returns for investors over the coming 5-10 years. However, this period is likely to include phases of both favorable and unfavorable trend uniformity. While the long-term investment outlook is not particularly favorable for the major

--------------------------------------------------------------------------------
4

Hussman Strategic Growth Fund
--------------------------------------------------------------------------------

Letter to Shareholders   (continued)
--------------------------------------------------------------------------------

indices, I believe that there will always be stocks that display favorable valuation and market action. Our approach is to focus our investments in stocks that we believe satisfy these characteristics, and to selectively take market risk when it displays either investment merit or speculative merit.

     In short, I believe that our disciplined, strategic investment approach is well suited to navigate a market environment that may call for greater flexibility than a "buy-and-hold" approach in the years ahead.

     I appreciate your investment in the Fund.

Sincerely,

John P. Hussman, Ph.D.
Portfolio Manager

Dr. Hussman provides regular market commentary and research on the Research & Insight page of the Fund website, www.hussman.net.











--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

ASSETS
Investments in securities:
   At acquisition cost ..........................................   $182,916,013
                                                                    ============
   At value (Note 1) ............................................   $178,400,731
Dividends receivable ............................................        114,515
Receivable for investment securities sold .......................      8,978,814
Receivable for capital shares sold ..............................        487,419
Other assets ....................................................         33,769
                                                                    ------------
                  Total Assets ..................................    188,015,248
                                                                    ------------

LIABILITIES
Written call options, at value (Notes 1 and 4)
   (premiums received $8,839,592) ...............................      2,491,700
Payable for investment securities purchased .....................      9,757,038
Payable for capital shares redeemed .............................      2,136,984
Accrued investment advisory fees (Note 3) .......................        181,184
Payable to administrator (Note 3) ...............................         22,095
Other accrued expenses ..........................................         84,134
                                                                    ------------
                  Total Liabilities .............................     14,673,135
                                                                    ------------

NET ASSETS                                                          $173,342,113
                                                                    ============

Net assets consist of:
   Paid-in capital ..............................................   $162,787,124
   Accumulated net realized gains from security
     and option transactions ....................................      8,722,379
   Net unrealized appreciation on investments and options .......      1,832,610
                                                                    ------------

NET ASSETS ......................................................   $173,342,113
                                                                    ============


Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) ..........................     12,993,807
                                                                    ============

Net asset value, redemption price and offering price
   price per share(a) (Note 1) ..................................   $      13.34
                                                                    ============


(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6

HUSSMAN STRATEGIC GROWTH FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended June 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends ....................................................  $    757,622
                                                                   ------------
EXPENSES
   Investment advisory fees (Note 3) ............................       797,310
   Administration fees (Note 3) .................................        87,417
   Registration and filing fees .................................        63,592
   Custodian and bank service fees ..............................        50,066
   Professional fees ............................................        43,783
   Fund accounting fees (Note 3) ................................        36,384
   Trustees' fees and expenses ..................................        31,575
   Transfer agent and shareholder services fees (Note 3) ........        19,854
   Printing of shareholder reports ..............................        18,726
   Postage and supplies .........................................        16,594
   Insurance expense ............................................        14,007
   Pricing fees .................................................         3,298
   Other expenses ...............................................        10,047
                                                                   ------------
                  Total Expenses ................................     1,192,653
   Less fees waived by the Adviser (Note 3) .....................       (29,363)
   Plus previously waived/reimbursed investment advisory
     fees and expenses recouped by the Adviser(Note 3) ..........       112,484
                                                                   ------------
                  Net Expenses ..................................     1,275,774
                                                                   ------------

NET INVESTMENT INCOME (LOSS) ....................................      (518,152)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ................    11,298,157
   Net realized gains on option contracts .......................       274,316
   Net change in unrealized appreciation/depreciation
     on investments..............................................   (13,383,070)
   Net change in unrealized appreciation/depreciation
     on options..................................................    13,281,717
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS
         ON INVESTMENTS AND OPTIONS .............................    11,471,120
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ......................  $ 10,952,968
                                                                   ============


See accompanying notes to financial statements.

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                          YEAR          PERIOD
                                                          ENDED         ENDED
                                                         JUNE 30,      JUNE 30,
                                                          2002          2001(a)
                                                     ------------   -----------

FROM OPERATIONS
Net investment income (loss) .....................   $   (518,152) $    (70,038)
Net realized gains from:
  Security transactions ..........................     11,298,157        76,642
  Option contracts ...............................        274,316       565,289
Net change in unrealized appreciation/depreciation on:
  Investments ....................................    (13,383,070)    2,000,250
  Options ........................................     13,281,717       (66,287)
                                                     ------------   -----------
Net increase in net assets resulting
  from operations ................................     10,952,968     2,505,856
                                                     ------------   -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains ........................     (2,903,835)         --
                                                     ------------   -----------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................    154,777,165    18,776,622
  Net asset value of shares issued in
   reinvestment of distributions to shareholders .      2,787,520          --
  Proceeds from redemption fees collected ........        108,201        16,853
  Payments for shares redeemed ...................    (12,608,010)   (1,171,227)
                                                     ------------   -----------
Net increase in net assets from capital
  share transactions .............................    145,064,876    17,622,248
                                                     ------------   -----------

TOTAL INCREASE IN NET ASSETS .....................    153,114,009    20,128,104

NET ASSETS
  Beginning of period ............................     20,228,104       100,000
                                                     ------------   -----------
  End of period ..................................   $173,342,113  $ 20,228,104
                                                     ============  ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................     12,057,487     1,743,744
  Reinvested .....................................        244,091          --
  Redeemed .......................................       (965,647)      (95,868)
                                                     ------------   -----------
  Net increase in shares outstanding .............     11,335,931     1,647,876
  Shares outstanding at beginning of period ......      1,657,876        10,000
                                                     ------------   -----------
  Shares outstanding at end of period ............     12,993,807     1,657,876
                                                     ============  ============


(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8

HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected  Per Share  Data and  Ratios for a Share  Outstanding  Throughout  Each
Period
--------------------------------------------------------------------------------

                                                          YEAR          PERIOD
                                                          ENDED         ENDED
                                                         JUNE 30,      JUNE 30,
                                                          2002          2001(a)
                                                     ------------   -----------


Net asset value at beginning of period ...........   $      12.20  $      10.00
                                                     ------------   -----------

Income from investment operations:
  Net investment income (loss) ...................          (0.04)        (0.04)
  Net realized and unrealized gains on
    investments and options ......................           2.52          2.23
                                                     ------------   -----------
Total from investment operations .................           2.48          2.19
                                                     ------------   -----------

Distributions from net realized gains ............          (1.35)         --
                                                     ------------   -----------

Proceeds from redemption fees collected ..........           0.01          0.01
                                                     ------------   -----------

Net asset value at end of period .................   $      13.34  $      12.20
                                                     ============  ============

Total return .....................................          22.24%     22.00%(b)
                                                     ============  ============

Net assets at end of period ......................   $173,342,113  $ 20,228,104
                                                     ============  ============



Ratio of expenses to average net assets:
  Before advisory fees waived ....................           2.03%      2.36%(c)
  After advisory fees waived .....................           1.99%      1.99%(c)

Ratio of net investment income (loss) to
  average net assets .............................          (0.81%)  ( 0.53%)(c)

Portfolio turnover rate ..........................            199%        55%(c)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                        MARKET
        SHARES    COMMON STOCKS -- 93.52%                               VALUE
--------------------------------------------------------------------------------

                  AEROSPACE AND DEFENSE-- 1.43%
        50,000    GenCorp, Inc. .................................    $  715,000
        50,000    Honeywell International, Inc. .................     1,761,500
                                                                     ----------
                                                                      2,476,500

                  AUTO COMPONENTS-- 1.83%
        60,000    Dura Automotive Systems, Inc. (a) .............     1,245,000
        28,000    Magna International, Inc. - Class A ...........     1,927,800
                                                                     ----------
                                                                      3,172,800
                                                                     ----------
                  BIOTECHNOLOGY-- 0.01%
         3,500    ImmuCell Corp. (a) ............................         9,485
                                                                     ----------

                  BUILDING PRODUCTS-- 1.95%
       100,000    York International Corp. ......................     3,379,000
                                                                     ----------

                  CHEMICALS-- 0.96%
        50,000    Lubrizol Corp. (The) ..........................     1,675,000
                                                                     ----------

                  COMMERCIAL SERVICES AND SUPPLIES-- 3.03%
        10,000    Cendant Corp. (a) .............................       158,800
        70,000    Consolidated Graphics, Inc. (a) ...............     1,313,900
        24,100    Hon Industries, Inc. ..........................       656,002
        50,000    R.R. Donnelley & Sons, Inc. ...................     1,377,500
        21,400    Sensient Technologies Corp. ...................       487,064
        39,800    Standex International Corp. ...................       998,980
        67,500    Zomax, Inc. (a) ...............................       263,250
                                                                     ----------
                                                                      5,255,496
                                                                     ----------
                  COMMUNICATIONS EQUIPMENT-- 0.95%
       125,000    Adaptec, Inc. (a) .............................       986,250
        35,000    Plantronics, Inc. (a) .........................       665,350
                                                                     ----------
                                                                      1,651,600
                                                                     ----------
                  COMPUTERS AND PERIPHERALS-- 2.12%
       150,000    EMC Corp. (a) .................................     1,132,500
        70,000    Gateway, Inc. (a) .............................       310,800
        35,000    InFocus Corp. (a) .............................       412,300
        15,000    Lexmark International Group, Inc. (a) .........       816,000
       200,000    Sun Microsystems, Inc. (a) ....................     1,002,000
                                                                     ----------
                                                                      3,673,600
                                                                     ----------
                  DIVERSIFIED FINANCIALS-- 0.58%
        34,000    FactSet Research Systems, Inc. ................     1,012,180
                                                                     ----------



--------------------------------------------------------------------------------
10

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                       MARKET
         SHARES   COMMON STOCKS -- 93.52% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------

                  DIVERSIFIED TELECOMMUNCATION SERVICES-- 1.41%
        75,000    ECtel Ltd. (a) ................................    $  870,000
        40,000    Federal Signal Corp. ..........................       960,000
        20,000    SBC Communications, Inc. ......................       610,000
                                                                     ----------
                                                                      2,440,000
                                                                     ----------
                  ELECTRICAL EQUIPMENT-- 1.07%
       134,400    American Power Conversion Corp. (a) ...........     1,697,472
         4,000    Cooper Industries, Inc. .......................       157,200
                                                                     ----------
                                                                      1,854,672
                                                                     ----------
                  ELECTRIC UTILITIES-- 2.52%
        63,000    Ameren Corp. ..................................     2,709,630
        40,000    Consolidated Edison, Inc. .....................     1,670,000
                                                                     ----------
                                                                      4,379,630
                                                                     ----------
                  ELECTRONIC EQUIPMENT AND INSTRUMENTS-- 3.27%
        15,000    AVX Corp. .....................................       244,950
        14,600    Checkpoint Systems, Inc. (a) ..................       170,820
        85,000    Diebold, Inc. .................................     3,165,400
       100,000    Mentor Graphics Corp. (a) .....................     1,422,000
        60,000    PerkinElmer, Inc. .............................       663,000
                                                                     ----------
                                                                      5,666,170
                                                                     ----------
                  ENERGY EQUIPMENT AND SERVICES-- 2.17%
        20,000    Idacorp, Inc. .................................       550,200
        40,800    Tidewater, Inc. ...............................     1,343,136
        50,000    Valero Energy Corp. ...........................     1,871,000
                                                                     ----------
                                                                      3,764,336
                                                                     ----------
                  FOOD AND DRUG RETAIL-- 3.40%
        85,000    Albertson's, Inc. .............................     2,589,100
       104,000    Ruddick Corp. .................................     1,742,000
       100,000    Winn-Dixie Stores, Inc. .......................     1,559,000
                                                                     ----------
                                                                      5,890,100
                                                                     ----------
                  FOOD PRODUCTS-- 4.04%
        90,000    Archer-Daniels-Midland, Inc. ..................     1,151,100
        75,000    Campbell Soup Co. .............................     2,074,500
        70,000    ConAgra Foods, Inc. ...........................     1,935,500
        60,000    Dole Food Co., Inc. ...........................     1,740,000
         5,000    Lance, Inc. ...................................        72,900
         2,100    Pilgrim's Pride Corp. - Class B ...............        29,400
                                                                     ----------
                                                                      7,003,400
                                                                     ----------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                        MARKET
         SHARES   COMMON STOCKS -- 93.52% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------

                  HEALTH CARE EQUIPMENT AND SUPPLIES-- 3.32%
        55,000    Bausch & Lomb, Inc. ...........................    $1,861,750
        10,000    Boston Scientific Corp. (a) ...................       293,200
        50,000    Guidant Corp. (a) .............................     1,511,500
         9,000    PolyMedica Corp. (a) ..........................       229,860
        84,900    Sola International, Inc. (a) ..................       976,350
       104,700    Theragenics Corp. (a) .........................       882,621
                                                                     ----------
                                                                      5,755,281
                                                                     ----------

                  HEALTH CARE PROVIDERS AND SERVICES-- 3.40%
        24,500    Matria Healthcare, Inc. (a) ...................       201,390
        73,700    PacifiCare Health Systems, Inc. (a) ...........     2,004,640
        93,800    Renal Care Group, Inc. (a) ....................     2,921,870
        50,400    Wackenhut Corrections Corp.(a) ................       754,488
                                                                     ----------
                                                                      5,882,388
                                                                     ----------

                  HOTELS, RESTAURANTS AND LEISURE-- 5.43%
        70,000    Carnival Corp. ................................     1,938,300
        90,000    CBRL Group, Inc. ..............................     2,746,800
        50,000    Lone Star Steakhouse & Saloon, Inc. ...........     1,179,500
        40,000    McDonald's Corp. ..............................     1,138,000
        40,000    Outback Steakhouse, Inc. (a) ..................     1,404,000
        30,400    Papa John's International, Inc. (a) ...........     1,015,056
                                                                     ----------
                                                                      9,421,656
                                                                     ----------
                  HOUSEHOLD DURABLES-- 4.75%
       125,000    Helen of Troy Ltd. (a) ........................     1,455,000
        69,200    Lancaster Colony Corp. ........................     2,467,672
        35,000    Salton Corp. (a) ..............................       487,900
        51,600    Sherwin-Williams Co. (The) ....................     1,544,388
        35,000    Whirlpool Corp. ...............................     2,287,600
                                                                     ----------
                                                                      8,242,560
                                                                     ----------
                  HOUSEHOLD PRODUCTS-- 1.97%
        55,000    Kimberly-Clark Corp. ..........................     3,410,000
                                                                     ----------

                  INDUSTRIAL CONGLOMERATES-- 0.78%
        35,000    Briggs & Stratton Corp. .......................     1,352,400
                                                                     ----------

                  LEISURE EQUIPMENT AND PRODUCTS-- 5.74%
       195,000    Borders Group, Inc. (a) .......................     3,588,000
       215,000    Callaway Golf Co. .............................     3,405,600
        20,000    Eastman Kodak Co. .............................       583,400
       105,300    Jakks Pacific, Inc. (a) .......................     1,864,863
        50,000    Topps Co., Inc. (The) (a) .....................       503,000
                                                                     ----------
                                                                      9,944,863
                                                                     ----------


--------------------------------------------------------------------------------
12

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                        MARKET
         SHARES   COMMON STOCKS -- 93.52% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------

                  METALS AND MINING-- 3.98%
        50,000    Agnico-Eagle Mines Ltd. .......................    $  728,500
       125,000    Barrick Gold Corp. ............................     2,373,750
        70,000    Newmont Mining Corp. ..........................     1,843,100
       175,000    Placer Dome, Inc. .............................     1,961,750
                                                                     ----------
                                                                      6,907,100
                                                                     ----------
                  MULTILINE RETAIL-- 2.99%
        40,000    Catalina Marketing Corp. (a) ..................     1,128,800
        30,000    J.C. Penney Co., Inc. .........................       660,600
        70,000    May Department Stores Co. (The) ...............     2,305,100
        20,000    Sears, Roebuck and Co. ........................     1,086,000
                                                                     ----------
                                                                      5,180,500
                                                                     ----------
                  PAPER AND FOREST PRODUCTS-- 0.94%
        20,000    Bemis Co., Inc. ...............................       950,000
        20,000    MeadWestvaco Corp. ............................       671,200
                                                                     ----------
                                                                      1,621,200
                                                                     ----------
                  PERSONAL PRODUCTS-- 1.69%
        50,000    Herbalife International, Inc. - Class A .......       955,000
        20,000    Nature's Sunshine Products, Inc. ..............       226,200
        65,900    Ocular Sciences, Inc. (a) .....................     1,746,350
                                                                     ----------
                                                                      2,927,550
                                                                     ----------
                  PHARMACEUTICALS-- 3.79%
        15,000    Barr Laboratories, Inc. (a) ...................       952,950
        40,000    Bristol-Myers Squibb Co. ......................     1,028,000
        50,000    Elan Corp. PLC (a) ............................       273,500
        90,000    Mylan Laboratories, Inc. ......................     2,821,500
        20,000    Novartis AG-ADR ...............................       876,600
        25,000    Schering-Plough Corp. .........................       615,000
                                                                     ----------
                                                                      6,567,550
                                                                     ----------
                  SEMICONDUCTOR EQUIPMENT AND PRODUCTS-- 1.48%
       140,000    Intel Corp. ...................................     2,557,800
                                                                     ----------

                  SOFTWARE-- 2.40%
        75,000    Autodesk, Inc. ................................       993,750
        50,000    Cadence Design Systems, Inc. (a) ..............       806,000
        35,000    Citrix Systems, Inc. (a) ......................       211,400
       125,000    NVIDIA Corp. (a) ..............................     2,147,500
                                                                     ----------
                                                                      4,158,650
                                                                     ----------


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                                        MARKET
         SHARES   COMMON STOCKS -- 93.52% (CONTINUED)                   VALUE
--------------------------------------------------------------------------------

                  SPECIALTY RETAIL-- 9.05%
        60,000    Abercrombie & Fitch Co. - Class A (a) .........    $1,447,200
        80,000    Children's Place Retail Stores, Inc. (The) (a)      2,120,080
       125,000    Circuit City Stores - Circuit City Group ......     2,343,750
         3,700    Coldwater Creek, Inc. (a) .....................        90,280
        50,000    Home Depot, Inc. ..............................     1,836,500
        40,000    Men's Warehouse, Inc. (The) (a) ...............     1,020,000
        95,000    Office Depot, Inc. (a) ........................     1,596,000
        30,000    Regis Corp. ...................................       810,570
        44,000    Toys R Us, Inc. (a) ...........................       768,680
       100,000    Zale Corp. (a) ................................     3,660,000
                                                                     ----------
                                                                     15,693,060
                                                                     ----------
                  TEXTILES & APPAREL-- 9.66%
        29,500    bebe Stores, Inc. (a) .........................       598,555
       110,000    Liz Claiborne, Inc. ...........................     3,498,000
        30,000    Nike, Inc. - Class B ..........................     1,609,500
        30,000    Oakley, Inc. (a) ..............................       525,000
       100,000    Pacific Sunwear of California, Inc. (a) .......     2,217,000
        25,000    Reebok International Ltd. (a) .................       737,500
       140,000    Stride Rite Corp. .............................     1,120,000
        11,300    Talbots, Inc. .................................       395,500
        75,000    Tommy Hilfiger Corp. (a) ......................     1,074,000
        60,000    V.F. Corp. ....................................     2,352,600
       150,000    Wolverine World Wide, Inc. ....................     2,617,500
                                                                     ----------
                                                                     16,745,155
                                                                     ----------
                  TRADING COMPANIES AND DISTRIBUTORS-- 1.41%
        70,000    Genuine Parts Co. .............................     2,440,900
                                                                     ----------

                  TOTAL COMMON STOCKS (Cost $173,495,402)          $162,112,582
                                                                    -----------

--------------------------------------------------------------------------------
14

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------


                                                                       MARKET
      CONTRACTS   PUT OPTION CONTRACTS-- 8.39%                         VALUE
--------------------------------------------------------------------------------

           875    Russell 2000 Index Option, 9/21/02 at $480 ....    $2,660,000
         1,150    Russell 2000 Index Option, 9/21/02 at $500 ....     5,175,000
           300    S&P 100 Index Option, 9/21/02 at $500 .........       789,600
         1,100    S&P 100 Index Option, 9/21/02 at $540 .........     5,907,000
                                                                     ----------

                  TOTAL PUT OPTION CONTRACTS (Cost $7,664,062) ..    $14,531,600
                                                                     ----------


                                                                       MARKET
         SHARES   MONEY MARKETS -- 1.01%                               VALUE
--------------------------------------------------------------------------------
     1,756,549    First American Treasury Obligation Fund - Class S
                   (Cost $1,756,549)                                $ 1,756,549
                                                                     ----------

                  TOTAL INVESTMENTS AT VALUE-- 102.92%
                   (Cost $182,916,013)........................... $ 178,400,731

                  LIABILITIES IN EXCESS OF
                   OTHER ASSETS-- (2.92%)........................   ( 5,058,618)
                                                                     ----------

                  NET ASSETS-- 100.00%                            $ 173,342,113
                                                                  =============

(a) Non-income producing security.

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

                                                           MARKET
                                                          VALUE OF     PREMIUMS
      CONTRACTS   WRITTEN CALL OPTIONS                    OPTIONS      RECEIVED
--------------------------------------------------------------------------------

         875      Russell 2000 Index Option,
                    9/21/02 at $480                    $  910,000   $ 2,625,815
       1,150      Russell 2000 Index Option,
                    9/21/02 at $500                       563,500     2,840,625
         300      S&P 100 Index Option,
                    9/21/02 at $500                       523,200       733,750
       1,100      S&P 100 Index Option,
                    9/21/02 at $540                       495,000     2,639,402
                                                      -----------  ------------
                                                      $ 2,491,700  $  8,839,592
                                                      ===========  ============

 See accompanying notes to financial statements.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     The Hussman Investment Trust (the "Trust") was organized as an Ohio business trust on June 1, 2000. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently offers one diversified investment portfolio, the Hussman
Strategic Growth Fund (the "Fund"). The Trust is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, the Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc, (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000.

     The  Fund's   investment   objective  is  to  provide   long-term   capital
appreciation, with added emphasis on capital preservation during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION -- The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ.

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2002, all options held by the Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees.

     OPTION TRANSACTIONS -- The Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     SHARE VALUATION AND REDEMPTION FEES -- The net asset value of the Fund's shares is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate the net asset value, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. For the periods ended June 30, 2002 and 2001, proceeds from redemption fees total $108,201 and $16,853, respectively.

     INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal



--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions and losses deferred due to wash sales.

     To the extent theses differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Such reclassification has no effect on the Fund's net assets or net asset value per share. As of June 30, 2002, the following reclassifications have been made to increase (decrease) the following accounts:

                    Accumulated               Accumulated Net
                  Net Investment            Realized Gains From
                       Loss                Security Transactions
                -------------------------------------------------

                   $   518,152                $   ( 518,152)

     The tax character of distributions paid during the periods ended June 30, 2002 and 2001 was as follows:

        Period
         Ended           Ordinary          Long-Term            Total
       June 30,           Income          Capital Gains     Distributions
      --------------------------------------------------------------------
         2002          $  2,903,835       $       --       $   2,903,835
         2001          $         --       $       --       $          --

     The tax character of distributable earnings at June 30, 2002 was as follows:

        Undistributed       Undistributed                            Total
          Ordinary            Long-Term          Unrealized       Distributable
           Income                Gains           Depreciation        Earnings
      -------------------------------------------------------------------------
       $ 13,032,473        $  8,918,157        $ (11,395,641)     $ 10,554,989

     ORGANIZATION EXPENSES-- All costs incurred by the Trust in connection with the organization of the Fund and the initial public offering of shares of the Fund, principally professional fees and printing, have been paid by the Adviser, but are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

     ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

     For federal income tax purposes, the cost of portfolio investments amounted to $174,089,242 at June 30, 2002. The composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) was as follows:

         Gross unrealized appreciation         $      3,672,487
         Gross unrealized depreciation             ( 15,068,128)
                                                 --------------
         Net unrealized depreciation           $   ( 11,395,641)
                                                 ==============


     The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

     RECLASSIFICATIONS - Certain reclassifications have been made to the 2001 financial statements to conform with current year presentation.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

2. INVESTMENT TRANSACTIONS
     During the year ended June 30, 2002, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $271,543,708 and $128,947,253, respectively.

3. TRANSACTIONS WITH AFFILIATES
     Certain Trustees and officers of the Trust are affiliated with the Adviser or Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement between the Trust and the Adviser, the Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.25% of the first $250 million of its average daily net assets; 1.15% of the next $250 million of such assets; 1.05% of the next $500 million of such assets; and 0.95% of such assets in excess of $1 billion.

     Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed to waive a portion of its advisory fees and if necessary, reimburse a portion of the Fund's operating expenses until at least December 31, 2002 so that the Fund's ordinary operating expenses do not exceed 2.00% per annum of average net assets (the "Cap"). As a result of the Cap, the Adviser waived $29,363 of its investment advisory fees during the year ended June 30, 2002. Advisory fee waivers and expense reimbursements by the Adviser are generally subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the Fund's ordinary operating expenses to exceed the Cap. Pursuant to the Expense Limitation Agreement, for the year ended June 30, 2002, the Adviser received $112,484 in recouped fees. As of June 30, 2002, the Adviser may, in the future, recoup from the Fund fees waived and reimbursed organizational expenses totaling $19,954.

ADMINISTRATION  AGREEMENT
     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $50 million; .125%


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

June 30, 2002
--------------------------------------------------------------------------------

on the next $50 million of such assets; .10% on the next $150 million of such assets; .075% on the next $250 million of such assets; and .05% on such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of its average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

4. OPTION CONTRACTS  WRITTEN
     Transactions in option contracts written during the year ended June 30, 2002, were as follows:

                                                       OPTION          OPTION
                                                      CONTRACTS       PREMIUMS
                                                     ----------      ---------

Options outstanding at beginning of year...........      375       $ 1,887,163
Options written ...................................    8,535        20,457,347
Options cancelled in a closing purchase
  transaction .....................................  ( 5,485)     ( 13,504,918)
                                                     ----------     ----------

Options outstanding at end of year ................     3,425      $ 8,839,592
                                                     ==========    ===========

5. BANK LINE OF CREDIT

     The Fund has an unsecured $10,000,000 bank line of credit. Borrowings under this arrangement bear interest at a rate determined by the bank at the time of borrowing. During the year ended June 30, 2002, the Fund had no outstanding borrowings under the line of credit.

--------------------------------------------------------------------------------

REPORT OF THE INDEPENDENT AUDITOR
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

To the Shareholders and
Board of Trustees of
Hussman Investment Trust

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Hussman Strategic Growth Fund (the "Fund") of Hussman Investment Trust as of June 30, 2002, the related statements of operations, changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights presented herein for the period ended June 30, 2001 were audited by other auditors whose report, dated July 27, 2001, expressed an unqualified opinion.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hussman Strategic Growth Fund of Hussman Investment Trust, as of June 30, 2002, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                             /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
July 19, 2002

--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                  Position Held    Length of
Trustee                      Address                        Age   with the Trust   Time Served
------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.     3525 Ellicott Mills Drive       39      President       Since
                             Ellicott City, MD  21043                and Trustee     June 2000

David C. Anderson            916 North Oak Park Avenue       51      Trustee         Since
                             Oak Park, IL  60302                                     June 2000

*Lee R. Baker                3103 SW 37th Street             72      Trustee         Since
                             Des Moines, IA  50321                                   June 2000

Nelson F. Freeburg           4646 Poplar Avenue, Suite 401   50      Trustee         Since
                             Memphis, TN  38117                                      June 2000

William H. Vanover           838 Long Lake Road, Suite 100   55      Trustee         Since
                             Bloomfield Hills, MI  48302                             June 2000

Robert G. Dorsey             135 Merchant Street             45      Vice President  Since
                             Cincinnati, OH  45246                                   June 2000

Mark J. Seger                135 Merchant Street             40      Treasurer       Since
                             Cincinnati, OH  45246                                   June 2000

John F. Splain               135 Merchant Street             45      Secretary       Since
                             Cincinnati, OH  45246                                   June 2000

* Dr. Hussman and Mr. Baker are "interested  persons" of the Trust within the meaning of
  Section 2(a)(19) of the Investment Company Act of 1940.

     Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

     John P. Hussman, Ph. D. is Chairman, President and Treasurer of the Adviser. He was a professor of Economics and International Finance at the University of Michigan School of Business Administration from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization). Lee R. Baker is Director of the Raymond F. Baker Foundation and a member of the Board of Governors of the Iowa State University Foundation and the Baker Council for Excellence in Agronomy.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

     Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-HUSSMAN (1-800-487-7626). The SAI may also be downloaded from the Fund website at www.hussman.net.

CHANGE IN INDEPENDENT AUDITOR (Unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


     On June 4, 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor of the Fund, and Ernst & Young LLP (Ernst & Young) was selected as the Fund's new independent auditor. The Fund's selection of Ernst & Young as its independent auditor was recommended by the Fund's Audit Committee and was approved by the Fund's Board of Trustees.

     Arthur Andersen's report on the Fund's financial statements for the fiscal year ended June 30, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not modified or qualified as to uncertainty, audit scope or accounting principles. During such fiscal year, and through the date of Arthur Andersen's dismissal, there were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------







                       THIS PAGE INTENTINALLY LEFT BLANK

                            [GRAPHIC OMITTED] HUSSMAN


                               INVESTMENT ADVISER
                      Hussman Econometrics Advisors, Inc.
                       3525 Ellicott Mills Drive, Suite B
                         Ellicott City, Maryland 21043

                                www.hussman.net
                         1-800-HUSSMAN (1-800-487-7626)


                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246


                                   CUSTODIAN
                                   U.S. Bank
                               425 Walnut Street
                             Cincinnati, Ohio 45202


                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                              1300 Chiquita Center
                             250 East Fifth Street
                             Cincinnati, Ohio 45202


                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                               [GRAPHIC OMITTED]

HUSSMAN INVESTMENT TRUST


PART C.   OTHER INFORMATION
          -----------------

Item 23.  EXHIBITS
-------   --------


     (a) Amended and Restated Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 1, 2001


     (b) Bylaws--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

     (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws


     (d) (i) Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Growth Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No.2 filed on June 27, 2002

          (ii) Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund--Filed herewith

     (e)  (i)  Distribution    Agreement   with   Ultimus   Fund   Distributors,
               LLC--Incorporated  herein  by  reference  to  Registrant's  Post-
               Effective Amendment No. 2 filed on June 27, 2002

          (ii) Sub-Distribution Agreement with Ultimus Fund Distributors, LLC and Quasar Distributors, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002


     (f)  Inapplicable

     (g) (i) Custody Agreement with U.S. Bank, N.A. (formerly Firstar Bank, N.A.)--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 1, 2001

          (ii) Amendment to Custody Agreement with U.S. Bank, N.A.--Filed herewith

     (h) (i) Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Growth Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 1, 2001


          (ii) Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund--Filed herewith

          (iii)Administration    Agreement   with   Ultimus   Fund    Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 2 filed on June 27, 2002

          (iv) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

          (v)  Fund   Accounting   Agreement   with  Ultimus   Fund   Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 2 filed on June 27, 2002

     (i)  Legal  Opinion--Incorporated   herein  by  reference  to  Registrant's
          Post-Effective Amendment No. 2 filed on June 27, 2002


     (j)  Consent of Independent Public Accountants--Filed herewith

     (k)  Inapplicable

     (l)  Initial  Capital   Agreement--Incorporated   herein  by  reference  to
          Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

     (m)  Inapplicable

     (n)  Inapplicable

     (o)  Inapplicable

     (p) (i) Code of Ethics--Incorporated herein by reference to Registrant's Post- Effective Amendment No. 1 filed on November1, 2001

          (ii) Code   of    Ethics    of    Hussman    Econometrics    Advisors,
               Inc.--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 1 filed on November 1, 2001


          (iii) Code of Ethics of Ultimus Fund Distributors, LLC--Filed herewith


(Other Exhibits)   Powers  of  Attorney  of the Trustees--Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------   -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  INDEMNIFICATION
-------   ---------------

          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          The Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. ("Hussman") provides that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

          The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.


          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Hussman. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.


Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
-------   --------------------------------------------------------


          Hussman is a registered investment adviser that manages approximately $450 million in assets as of October 1, 2002. Hussman is also the publisher of Hussman Investment Research & Insight (formerly called the Hussman Econometrics Newsletter), a periodic newsletter which provides an overall view of market conditions from a technical, monetary and fundamental standpoint.


          The  directors  and  officers  of  Hussman  and  any  other   business
          profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

          John P. Hussman - President, Treasurer and a director of Hussman; President and a Trustee of Registrant

Item 27.  PRINCIPAL UNDERWRITERS
-------   ----------------------

     (a) Ultimus Fund Distributors, LLC (the Distributor") also acts as the principal underwriter for UC Investment Trust, Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Valenzuela Capital Trust, Profit Funds Investment Trust, The Arbitrage Funds and The GKM Funds, other open-end investment companies.

                                    Position with            Position with
     (b)  Name                      Distributor              Registrant
          ------------------        ------------------       -------------
          Robert G. Dorsey          President/Managing       Vice President
                                    Director

          John F. Splain            Secretary/Managing       Secretary
                                    Director

          Mark J. Seger             Treasurer/Managing       Treasurer
                                    Director

          Theresa A. Minogue        Vice President           Assistant Treasurer

          Wade R. Bridge            Vice President           Assistant Secretary


          Steven Nienhaus           Vice President           None

          The address of all of the above-named persons is 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246.

     (c)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
-------   --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or its investment adviser, Hussman Econometrics Advisors, Inc., 3525 Ellicott Mills Drive, Ellicott City, Maryland 21043. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
-------   -------------------------------------------------

          Inapplicable


Item 30.  UNDERTAKINGS
-------   ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the 28th day of October, 2002.


                                            HUSSMAN INVESTMENT TRUST

                                            By:  /s/ John P. Hussman
                                                 ----------------------------
                                                 John P. Hussman
                                                 President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                        Date
---------                       -----                        ----

/s/ John P. Hussman             Trustee and                  October 28, 2002
----------------------          President
John P. Hussman


/s/ Mark J. Seger               Treasurer                    October 28, 2002
----------------------
Mark J. Seger

         *                      Trustee
----------------------
David C. Anderson

         *                      Trustee                      /s/ John F. Splain
----------------------                                       -------------------
Nelson Freeburg                                              John F. Splain
                                                             Attorney-in-fact*
         *                      Trustee                      October 28, 2002
----------------------
Lee R. Baker

         *                      Trustee
----------------------
William H. Vanover

                                INDEX TO EXHIBITS
                                -----------------



     (d) (ii) Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund

     (g)  (ii) Amendment to Custody Agreement with U.S. Bank, N.A.

     (h) (ii) Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund

     (i)  Consent of Independent Auditors

     (p)  (iii)Code of Ethics of Ultimus Fund Distributors, LLC